SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUSES

Deutsche Alternative Asset Allocation VIP
The following sentence replaces the similar sentence contained under “Main Investments” in the “PRINCIPAL INVESTMENT STRATEGY” section of the summary section and the “FUND DETAILS” section of the fund’s prospectuses:
The fund may also invest in securities of unaffiliated mutual funds, ETFs or exchange-traded notes (ETNs) to gain a desired economic exposure to a particular asset category or investment strategy that is not available through a Deutsche fund (Deutsche funds and unaffiliated mutual funds, ETFs and ETNs are collectively referred to as “underlying funds”).
The following disclosure is added under the “MAIN RISKS” section within the summary section and the “FUND DETAILS” section of the fund's prospectuses:
ETN risk. Because ETNs are senior, unsecured, unsubordinated debt securities of an issuer (typically a bank or bank holding company), ETNs are subject to the credit risk of the issuer and may lose value due to a downgrade in the issuer’s credit rating. The returns of an ETN are linked to the performance of an underlying instrument (typically an index), minus applicable fees. ETNs typically do not make periodic interest payments and principal typically is not protected. The value of an ETN may fluctuate based on factors such as time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in the underlying assets, changes in the applicable interest rates, and economic, legal, political or geographic events that affect the underlying assets. The fund bears its proportionate share of any fees and expenses borne by the ETN. Because ETNs trade on a securities exchange, their shares may trade at a premium or discount to their net asset value.
Please Retain This Supplement for Future Reference
December 8, 2017
PROSTKR-982